                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                         ______________________________


                                    Form 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                                 March 4, 1999
                             --------------------
                                 Date of Report
                       (Date of earliest event reported)


                            PUGET SOUND ENERGY, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Washington                             1-4393                            91-0374630
--------------------------------        ----------------------        ----------------------------------
(State or other jurisdiction of          (Commission File No.)         (IRS Employer Identification No.)
       incorporation)


                             411 - 108th Avenue N.E.
                        Bellevue, Washington  98004-5515
--------------------------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (425) 454-6363
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events

     On March 3, 1999, Puget Sound Energy, Inc. (the "Company") entered into a Distribution Agreement relating to the issuance and sale by the Company from time to time of up to $500,000,000 principal amount of Senior Medium-Term Notes, Series B, due nine months or more from the date of issue (the "Senior Notes"). The Senior Notes are to be issued under and pursuant to an Indenture dated as of December 1, 1997, as supplemented by a Second Supplemental Indenture thereto, dated as of March 1, 1999, between the Company and State Street Bank and Trust Company, as trustee.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

     Exhibit Number      Description
     --------------      -----------
     1.1                 Distribution Agreement, dated March 3, 1999, among the
                         Company, Merrill Lynch & Co., Merrill Lynch, Pierce,
                         Fenner & Smith Incorporated and Salomon Smith Barney
                         Inc.

     1.2 Terms Agreement, dated March 4, 1999, among the Company, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc., Chase Securities, Inc., CIBC Oppenheimer Corp., First Chicago Capital Markets, Inc. and NationsBanc Montgomery Securities LLC.

     4.26 Second Supplemental Indenture, dated as of March 1, 1999, to Indenture dated as of December 1, 1997, between the Company and State Street Bank and Trust Company, defining the rights of the holders of the Company's Senior Notes.

     4.27 Seventy-Seventh Supplemental Indenture, dated as of March 1, 1999, to Indenture dated as of June 2, 1924, as supplemented and modified, between the Company and State Street Bank and Trust Company, defining the rights of the holders of the Company's First Mortgage Bonds.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PUGET SOUND ENERGY, INC.


Dated:  March 4, 1998

                                        By /s/ James W. Eldredge
                                          -----------------------------------
                                           James W. Eldredge
                                           Corporate Secretary and Controller

                               INDEX TO EXHIBITS

Exhibit
Number    Description
------    -----------
1.1       Distribution Agreement, dated March 3, 1999, among the Company,
          Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith
          Incorporated and Salomon Smith Barney Inc.

1.2       Terms Agreement, dated March 4, 1999, among the Company, Merrill Lynch
          & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon
          Smith Barney Inc., Chase Securities, Inc., CIBC Oppenheimer Corp.,
          First Chicago Capital Markets, Inc. and NationsBanc Montgomery
          Securities LLC.

4.26 Second Supplemental Indenture, dated as of March 1, 1999, to Indenture dated as of December 1, 1997, between the Company and State Street
          Bank and Trust Company, defining the rights of the holders of the Company's Senior Notes.

4.27      Seventy-Seventh Supplemental Indenture, dated as of March 1, 1999, to
          Indenture dated as of June 2, 1924, as supplemented and modified, between the Company and State Street Bank and Trust Company, defining the rights of the holders of the Company's First Mortgage Bonds.

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